Exhibit 99.1

2858 De La Cruz Boulevard, Santa Clara, CA 95050 USA
+1.408.280.7900 www.pdf.com

News Release

Company Contacts:
Adnan Raza	Sonia Segovia
Chief Financial Officer	Investor Relations
Tel: (408) 280-7900	Tel: (408) 938-6491
Email: adnan.raza@pdf.com	Email: sonia.segovia@pdf.com

PDF Solutions® Reports Third Quarter 2026 Financial Results

Santa Clara, CA, November 5, 2026 – PDF Solutions, Inc. (Nasdaq: PDFS), a leading provider of comprehensive data solutions for the semiconductor and electronics ecosystem, today announced financial results for its third quarter ended September 30, 2026.

Financial Highlights of Third Quarter 2026

●	Record quarterly total revenues of $68.3 million, up 20% over last year’s comparable quarter
●	GAAP gross margin of 73% and non-GAAP gross margin of 77%
●	GAAP operating margin of 12% and non-GAAP operating margin of 28%
●	GAAP diluted earnings per share (EPS) of $0.16 and non-GAAP diluted EPS of $0.40
●	Ending backlog of $247.2 million

Total revenues for the third quarter of 2026 were $68.3 million, compared to $61.5 million for the second quarter of  2026 and $57.1 million for the third quarter of 2025.

GAAP gross margin for the third quarter of 2026 was 73%, compared to 69% for the second quarter of 2026 and 72% for the third quarter of 2025. Non-GAAP gross margin for the third quarter of 2026 was 77%, compared to 73% for the second quarter of 2026 and 76% for the third quarter of 2025.

GAAP operating margin for the third quarter of 2026 was 12%, compared to 8% for the second quarter of 2026 and 8% for the third quarter of 2025. Non-GAAP operating margin for the third quarter of 2026 was 28%, compared to 22% for the second quarter of 2026 and 23% for the third quarter of 2025.

GAAP net income for the third quarter of 2026 was $6.8 million, or $0.16 per diluted share, compared to net income of $4.3 million, or $0.10 per diluted share, for the second quarter of 2026, and net income of $1.3 million, or $0.03 per diluted share, for the third quarter of 2025. Non-GAAP net income for the third quarter of 2026 was $17.2 million, or $0.40 per diluted share, compared to non-GAAP net income of $11.4 million, or $0.27 per diluted share, for the second quarter of 2026, and non-GAAP net income of $9.8 million, or $0.25 per diluted share, for the third quarter of 2025.

Ending backlog for the third quarter of 2026 was $247.2 million, compared to $270.7 million for the second quarter of 2026 and $292.0 million for the third quarter of 2025.

Financial Outlook

“In the third quarter of 2026, PDF Solutions continued its growth trajectory with total revenues 20% higher compared to the third quarter of 2025,” said John Kibarian, CEO and President of the Company. He continued, “On September 9, 2026, we announced Exensio Aurora, the new, highly-scalable Exensio analytics architecture. Exensio Aurora is purpose-built to handle semiconductor manufacturing data at petabyte scale and to securely deploy agentic AI across manufacturing operations and the supply chain. We believe this new architecture will help semiconductor companies address the challenges associated with the fast growth and transformation of the industry. Based on actual results through the third quarter and the pipeline for the fourth quarter, we reaffirm our 20% annual revenue growth target for 2026.”

PDF Solutions® Reports Third Quarter 2026 Financial Results

Conference Call

As previously announced, PDF Solutions will discuss these results on a live conference call beginning at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time today. To participate on the live call, analysts and investors should pre-register at: https://edge.media-server.com/mmc/p/j2asc9y9/. We encourage participants to dial into the call ten minutes ahead of the scheduled time. The teleconference will also be webcast simultaneously on the Company’s website at https://ir.pdf.com/webcasts. A replay of the conference call webcast will be available after the call on the Company’s investor relations website. A copy of this press release, including the disclosure and reconciliation of certain non-GAAP financial measures to the comparable GAAP measures, which non-GAAP measures may be used periodically by PDF Solutions’ management when discussing financial results with investors and analysts, will also be available on PDF Solutions’ website at http://www.pdf.com/press-releases on and following the date of this release.

Third Quarter 2026 Financial Commentary Available Online

A Management Report reviewing the Company’s third quarter 2026 financial results will be furnished to the Securities and Exchange Commission on Form 8-K and published on the Company’s website at http://ir.pdf.com/financial-reports. Analysts and investors are encouraged to review this commentary prior to participating in the conference call.

Information Regarding Use of Non-GAAP Financial Measures

In addition to providing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), PDF Solutions also provides certain non-GAAP financial measures. Non-GAAP gross profit and margin exclude stock-based compensation expense and the amortization of acquired technology under costs of revenues. Non-GAAP income from operations and operating margin exclude stock-based compensation expense, amortization of acquired intangible assets, and the effects of certain non-recurring items, such as expenses for certain legal proceedings, and acquisition-related and integration costs. Non-GAAP net income excludes stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs, and the effects of certain non-recurring items, such as expenses for certain legal proceedings, acquisition-related and integration costs, recovery from previously written-off property and equipment, and their related income tax effects, as applicable, as well as adjustments for the valuation allowance for deferred tax assets and reconciling items. PDF Solutions management uses non-GAAP financial measures to evaluate the Company’s operating performance and make strategic decisions because these measures exclude items that management believes are not indicative of ongoing operating results and that can vary significantly between periods. These non-GAAP results should not be considered an alternative to, or a substitute for, GAAP financial information, and may differ from similarly titled non-GAAP measures used by other companies. In particular, these non-GAAP financial measures are not a substitute for GAAP measures of income or loss as a measure of performance, or to cash flows from operating, investing and financing activities as a measure of liquidity. A reconciliation of the comparable GAAP financial measures to the non-GAAP financial measures is provided at the end of the Company’s unaudited condensed consolidated financial statements presented below.

PDF Solutions® Reports Third Quarter 2026 Financial Results

About PDF Solutions

PDF Solutions (Nasdaq: PDFS) provides comprehensive data solutions designed to empower organizations across the semiconductor and electronics industry ecosystems to improve the yield and quality of their products and operational efficiency for increased profitability. The Company’s products and services are used by Fortune 500 companies across the semiconductor ecosystem to achieve smart manufacturing goals by connecting and controlling equipment, collecting data generated during manufacturing and test operations, and performing advanced analytics and machine learning to enable profitable, high-volume manufacturing.

Founded in 1991, PDF Solutions is headquartered in Santa Clara, California, with operations across North America, Europe, and Asia. The Company (directly or through one or more subsidiaries) is an active member of SEMI, INEMI, TPCA, IPC, the OPC Foundation, and DMDII. For the latest news and information about PDF Solutions or to find office locations, visit https://www.pdf.com/.

Characterization Vehicle, Cimetrix, CV, DirectScan, eProbe, PDF Solutions, Sapience, secureWISE, and logos therefor are trademarks or registered trademarks of PDF Solutions, Inc. or its subsidiaries.

Forward-Looking Statements

This press release and the planned conference call include forward-looking statements regarding the Company’s future expected business performance and financial results, including statements regarding backlog, the Company’s growth trajectory, capabilities of the Exensio Aurora architecture, fourth quarter 2026 pipeline, annual growth target for 2026, and other statements identified by words such as “could,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “will,” “would,” or similar expressions and the negatives of those terms, that are subject to future events and circumstances. Other than statements of historical fact, all statements contained in this press release and the planned conference call are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those expressed in these forward-looking statements. Risks and uncertainties that could cause results to differ materially include risks associated with: the effectiveness of the Company’s business and technology strategies; current semiconductor industry trends and competition; rates of adoption of the Company’s solutions by new and existing customers; project milestones or delays and performance criteria achieved; cost and schedule of new product development and investments in research and development; the continuing impact of macroeconomic conditions, including inflation, changing interest rates and tariffs, energy prices, the evolving trade regulatory environment and geopolitical tensions, armed conflicts, government shutdowns, and other trends impacting the semiconductor industry, the Company’s customers, operations, and supply and demand for its products; supply chain disruptions; changes in laws and regulations, including tax and data privacy laws and regulations, or the interpretation or enforcement thereof; the success of the Company’s strategic growth opportunities and partnerships; recent and future acquisitions, strategic alliances and relationships and the Company’s ability to successfully integrate acquired businesses and technologies; whether the Company can successfully convert backlog into revenue; customers’ production volumes under contracts that provide Gainshare; the sufficiency of the Company’s cash resources and anticipated funds from operations; the Company’s ability to obtain additional financing if needed and its ability to use support and updates for certain open-source software; and other risks and uncertainties discussed in PDF Solutions’ periodic public filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2025, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K and any amendments to such reports. All forward-looking statements made in this press release and the conference call are made as of the date hereof, and PDF Solutions does not assume any obligation to update such statements nor the reasons why actual results could differ materially from those projected in such statements.

PDF Solutions® Reports Third Quarter 2026 Financial Results

PDF SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In thousands)

	September 30,	December 31,
	2026	2025
ASSETS
Current assets:
Cash and cash equivalents	$107,131	$42,220
Accounts receivable, net	96,869	82,938
Prepaid expenses and other current assets	53,185	38,735
Total current assets	257,185	163,893
Property and equipment, net	104,333	81,609
Operating lease right-of-use assets, net	7,439	4,778
Goodwill	94,990	95,005
Intangible assets, net	46,060	52,194
Deferred tax assets, net	541	69
Other non-current assets	30,408	21,149
Total assets	$540,956	$418,697

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$12,639	$17,076
Accrued compensation and related benefits	20,154	22,437
Accrued and other current liabilities	8,275	8,719
Operating lease liabilities ‒ current portion	2,025	1,982
Deferred revenues ‒ current portion	32,776	19,441
Current portion of long-term debt, net	2,237	2,236
Total current liabilities	78,106	71,891
Long-term income taxes	5,331	4,273
Operating lease liabilities – non-current portion	6,278	3,838
Long-term debt, net	63,096	64,763
Other non-current liabilities	5,137	2,910
Total liabilities	157,948	147,675

Stockholders’ equity:
Common stock and additional paid-in capital	641,287	533,509
Treasury stock, at cost	(177,433)	(165,808)
Accumulated deficit	(78,725)	(94,628)
Accumulated other comprehensive loss	(2,121)	(2,051)
Total stockholders’ equity	383,008	271,022
Total liabilities and stockholders’ equity	$540,956	$418,697

PDF Solutions® Reports Third Quarter 2026 Financial Results

PDF SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025

Revenues (1):
Platform	$58,331	$49,130	$48,001	$158,397	$128,522
Volume-based	10,003	12,399	9,114	31,596	28,099
Total revenues	68,334	61,529	57,115	189,993	156,621

Costs and Expenses:
Costs of revenues	18,593	19,107	15,840	54,638	43,681
Research and development	19,446	17,316	15,435	55,090	44,976
Selling, general, and administrative	20,969	18,984	19,944	57,445	63,060
Amortization of acquired intangible assets	1,040	1,058	1,069	3,157	2,515
Income from operations	8,286	5,064	4,827	19,663	2,389
Interest expense	(1,123)	(1,106)	(1,238)	(3,318)	(2,791)
Interest income and other, net	1,189	666	(102)	2,447	964
Income before income tax expense	8,352	4,624	3,487	18,792	562
Income tax expense	(1,511)	(353)	(2,193)	(2,889)	(1,154)
Net income (loss)	$6,841	$4,271	$1,294	$15,903	$(592)

Net income (loss) per share:
Basic	$0.16	$0.10	$0.03	$0.39	$(0.02)
Diluted	$0.16	$0.10	$0.03	$0.38	$(0.02)

Weighted average common shares used to calculate net income (loss) per share:
Basic	42,193	40,932	39,500	41,003	39,247
Diluted	42,976	41,776	39,619	41,718	39,247

(1)

In the fourth quarter of 2025, the Company updated its presentation of revenue categories. The Company now presents revenue in the following categories: Platform and Volume-based. Platform revenue is derived from the following primary offerings: licenses for software (other than Cimetrix runtime licenses) and related software maintenance and technical support services; SaaS; engineering services; fixed fees associated with CV systems; and licenses and purchase contracts for DirectScan systems. Volume-based revenue is derived from Cimetrix runtime licenses, secureWISE data, and Gainshare. Prior periods Condensed Consolidated Statements of Operations have been reclassified to conform to the new revenue presentation. The change in presentation of revenue does not change the Company’s total revenues or costs of revenues.

PDF Solutions® Reports Third Quarter 2026 Financial Results

PDF SOLUTIONS, INC.

RECONCILIATION OF GAAP GROSS PROFIT AND MARGIN TO NON-GAAP GROSS PROFIT AND MARGIN (UNAUDITED)

(Dollars in thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025

GAAP
Total revenues	$68,334	$61,529	$57,115	$189,993	$156,621
Costs of revenues	18,593	19,107	15,840	54,638	43,681
GAAP gross profit	$49,741	$42,422	$41,275	$135,355	$112,940
GAAP gross margin	73%	69%	72%	71%	72%

Non-GAAP
GAAP gross profit	$49,741	$42,422	$41,275	$135,355	$112,940
Adjustments to reconcile GAAP to non-GAAP gross profit:
Stock-based compensation expense	1,593	1,258	1,274	4,130	3,873
Amortization of acquired technology under costs of revenues	958	998	998	2,954	2,674
Non-GAAP gross profit	$52,292	$44,678	$43,547	$142,439	$119,487
Non-GAAP gross margin	77%	73%	76%	75%	76%

RECONCILIATION OF GAAP INCOME FROM OPERATIONS AND OPERATING MARGIN TO NON-GAAP INCOME FROM OPERATIONS AND OPERATING MARGIN (UNAUDITED)

(Dollars in thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025

GAAP income from operations	$8,286	$5,064	$4,827	$19,663	$2,389
GAAP operating margin	12%	8%	8%	10%	2%
Adjustments to reconcile GAAP to non-GAAP income from operations:
Stock-based compensation expense	8,472	5,998	6,264	20,866	19,059
Amortization of acquired intangible assets	1,998	2,056	2,067	6,111	5,189
Expenses for certain legal proceedings (1)	436	501	170	1,147	397
Acquisition-related and integration costs	30	30	22	68	4,526
Non-GAAP income from operations	$19,222	$13,649	$13,350	$47,855	$31,560
Non-GAAP operating margin	28%	22%	23%	25%	20%

(1)	Represents legal costs and expenses related mainly to a certain arbitration proceeding, which are expected to continue until this matter is fully resolved.

PDF Solutions® Reports Third Quarter 2026 Financial Results

PDF SOLUTIONS, INC.

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (UNAUDITED)

(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025

GAAP net income (loss)	$6,841	$4,271	$1,294	$15,903	$(592)
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income:
Stock-based compensation expense	8,472	5,998	6,264	20,866	19,059
Amortization of acquired intangible assets	1,998	2,056	2,067	6,111	5,189
Expenses for certain legal proceedings (1)	436	501	170	1,147	397
Acquisition-related and integration costs	30	30	22	68	4,526
Recovery from previously written-off property and equipment	—	—	—	—	(663)
Amortization of debt issuance costs	64	60	54	189	130
Tax impact of valuation allowance for deferred tax assets and reconciling items (2)	(680)	(1,544)	(66)	(3,102)	(2,825)
Non-GAAP net income	$17,161	$11,372	$9,805	$41,182	$25,221

GAAP net income (loss) per diluted share	$0.16	$0.10	$0.03	$0.38	$(0.02)
Non-GAAP net income per diluted share	$0.40	$0.27	$0.25	$0.99	$0.64

Weighted average common shares used in GAAP net income (loss) per diluted share calculation	42,976	41,776	39,619	41,718	39,247
Weighted average common shares used in non-GAAP net income per diluted share calculation	42,976	41,776	39,619	41,718	39,390

(1)	Represents legal costs and expenses related mainly to a certain arbitration proceeding, which are expected to continue until this matter is fully resolved.

(2)	The difference between the GAAP and non-GAAP income tax provisions is primarily due to the valuation allowance on a GAAP basis and non-GAAP adjustments. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or research and development credits after the valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s cumulative non-GAAP income and management’s conclusion that it is more likely than not to utilize its net deferred tax assets (DTAs). Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net DTAs on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its U.S. DTAs on a non-GAAP basis.